SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

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The United States Life Insurance Company in the City of New York (“US Life”) is amending the Prospectuses for the purpose of providing Owners with notification that the address for the home office has changed.

Effective April 29, 2016, the US Life address under “THE COMPANY” in the Prospectus is deleted in its entirety and replaced with the following:

175 Water Street

New York, NY 10038

For a period of time after April 29, 2016 we may provide you with confirmations, statements, forms and other reports which contain the former home office address.

May 2, 2016

Please keep this Supplement with your Prospectus